Exhibit 10.2

PROMISSORY NOTE SECURED BY DEED OF TRUST

JOYCE LIVESTOCK COMPANY LIMITED PARNTERSHIP

to

SILVER FALCON MINING, INC.

$225,000.00

Murphy, Idaho

January 1, 2010

FOR VALUE RECEIVED, THE UNDERSIGNED SILVER FALCON MINING, INC., a Delaware corporation, with an address of 14877 Silver City Rd., Murphy, ID 83650 (the “Borrower”), promise to pay to the order of JOYCE LIVESTOCK COMPANY LIMITED PARTNERSHIP, with an address of 14568 Joyce Ranch Rd., Murphy, Idaho 83650 (the “Lender”) the principal sum of Two Hundred Twenty Five Thousand Dollars and no/100s ($225,000.00), (“Principal Amount”).

1.

No Interest:

There shall be no interest accrued on this note (“Note”).

2.

Payment Provision:  The amount of this Note is Two Hundred Twenty Five Thousand Dollars and no/100s ($225,000.00).  The Note shall be due and payable in Ten (10) annual payments.  The first annual payment is due on January 1, 2010, and continuing on the first of January each year thereafter (“Annual Payment”).  Each Annual Payment is to be in the sum of Twenty Two Thousand Five Hundred Dollars and no/100 ($22,500.00).

Any prepayments Borrower may have paid on this Note or may make prior to January 1, 2010, shall be applied to the Principal Amount.  All Annual Payments and any partial payments Borrower makes on this Note during the term of this Note shall be applied to the Principal Amount.

3.

Maturity Date:     The unpaid principal balance of this Note shall be due and payable in full on January 1, 2020 (“Maturity Date”).

4.

Late Payment Charge.  The holder of this Note may collect a late payment charge, prior to the acceleration of this Note, in an amount equal to five percent (5%) of the full Annual Payment that is not paid on the due date, for the purpose of covering the extra expenses involved in handling delinquent Annual Payments.  Any full Annual Payment that is correctly addressed, bears adequate first class postage and is postmarked by the United States Postal Service on or before the due date shall not be considered delinquent and a late payment charge shall not be assessed.

5.

Prepayment.

a.

Except as explicitly provided otherwise in this Note, Borrower shall have the right to prepay the obligation evidenced by this Note.

b.

In the event the Maturity Date of the indebtedness evidenced by this Note is accelerated by Lender at any time due to a default by Borrower in the payment of the Principal Amount due under this Note or in the performance of the terms, covenants or conditions contained in this Note, the Deed of Trust or any of the other Loan Documents (as hereinafter defined), then a tender of payment in an amount necessary to satisfy the entire outstanding Principal Amount of this Note shall be made upon Borrower, or by anyone on behalf of Borrower.

6.

Additional Conditions.

a.

This Note is secured by a Deed of Trust (“Deed of Trust”) of even date herewith encumbering that certain real property located in the County of Owyhee, State of Idaho and more particularly described in the Deed of Trust (referred to as the “Real Property”).  The Deed of Trust contains terms and provisions for acceleration of the indebtedness evidenced by this Note together with additional remedies in the event of default.  Failure on the part of Lender to exercise any right granted herein or in the Deed of Trust shall not constitute a waiver of such right or preclude the subsequent exercise and enforcement thereof.  This Note and the Deed of Trust and all other documents and instruments executed as further evidence of, as additional security for, or executed in connection with the indebtedness evidenced by this Note are collectively referred to as the “Loan Documents.”

b.

Except as herein otherwise provided, all parties to this Note, jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of demand and of nonpayment or dishonor and of protest, and any and all other notices and demands whatsoever, and agree to remain bound hereby until the Principal Amount of this Note is paid in full.

c.

If the obligations evidenced by this Note, or any part hereof, are placed in the hands of an attorney for collection, whether by suit or otherwise, at any time, or from time to time, Borrower shall be liable to Lender, in each instance, for all costs and expenses incurred in connection therewith, including, without limitation, Reasonable Attorneys’ Fees (as hereinafter defined).

7.

Default.

a.

If default shall be made in the payment of the Principal Amount of this Note or in the payment of any other sums due hereunder or under any of the other Loan Documents, or should any default be made in the performance of any of the terms, covenants and conditions contained herein or in any of the other Loan Documents, then, at the option of Lender, the entire outstanding Principal Amount of this Note and all other sums advanced by Lender on behalf of Borrower shall become and be immediately due and payable then or thereafter as Lender may elect, regardless of the Maturity Date.  The Principal Amount shall not bear any interest.  Any other payments due to Borrower shall be charged interest until paid in full (based on a 365-day year and charged on the basis of actual days elapsed) at a rate equal to what is allowed by the State of Idaho.  Any and all default interest collected on this Note shall be calculated, collected and held in long term escrow by Pioneer Title Company for the benefit of the Lender pursuant to the terms of that certain Long Term Escrow Agreement dated November ___, 2009 by and among Silver Falcon Mining, Inc., Joyce Livestock Company Limited Partnership and Pioneer Title Company.

b.

During the existence of any default, Lender may apply any sums received, >including but not limited to, insurance proceeds or condemnation awards, to any amount then due and owing hereunder or under the terms of any of the other Loan Documents as Lender may determine.  Neither the right nor the exercise of the right herein granted unto Lender to apply such proceeds as aforesaid shall serve to cure the default or preclude Lender from exercising its option to cause the entire indebtedness evidenced by this Note to become immediately due and payable by reason of Borrower’s default under the terms of this Note or any of the other Loan Documents.

c.

Notwithstanding any provisions herein to the contrary, Lender’s right, power and privilege to accelerate the maturity of the indebtedness evidenced hereby shall be conditioned upon, (i) with respect to any monetary default Lender giving Borrower written notice of the monetary default and five (5) days after the date of such notice, within which to cure the monetary default and (ii) with respect to any non-monetary default Lender giving Borrower written notice of the non-monetary default and thirty (30) day period, after the date of such notice, within which to cure such non-monetary default, unless such non-monetary default cannot reasonably be cured within said thirty (30) day time period, in which event Borrower shall have an extended period of time to complete cure, provided that action to cure such non-monetary default has commenced within said thirty (30) day period and Borrower is, in Lender’s sole judgment, not diminishing or impairing the value of the Property, and is diligently pursuing a cure to completion.

d.

Notwithstanding any provision of this Note to the contrary, during any period of default and regardless of any cure period applicable to such default, in each instance under this Note, the Deed of Trust, or any of the other Loan Documents in which either (i) Borrower is permitted to take an action without Lender’s prior written consent or (ii) Lender’s consent is to be exercised reasonably, Lender’s consent shall be required and shall be granted or withheld in Lender’s sole and absolute discretion.

8.

Exculpation.

a.

The liability of Borrower with respect to the payment of the Principal Amount shall be “non-recourse” and, accordingly, Lender’s source of satisfaction of said indebtedness and Borrower’s other obligations hereunder and under the other Loan Documents shall be limited to the Real Property.  Lender shall not seek to procure payment out of any other assets of Borrower, or any person or entity comprising Borrower, or to seek judgment (except as hereinafter provided) for any sums which are or may be payable under this Note or under any of the other Loan Documents, as well as any claim or judgment (except as hereafter provided) for any deficiency remaining after foreclosure of the Deed of Trust.  Notwithstanding the foregoing, nothing herein contained shall be deemed to be a release or impairment of the indebtedness evidenced by this Note or the security therefor intended by the other Loan Documents or to preclude Lender from exercising its rights to foreclose the Deed of Trust or to enforce any of its other rights or remedies under the Loan Documents.

b.

Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation on liability shall in no way affect or apply to Borrower’s continued personal liability for all sums due to:

i.

fraud or material misrepresentation made in or in connection with this Note or any of the other Loan Documents;

ii.

failure to pay taxes and assessments prior to delinquency, or to pay charges for labor, materials or other charges which may create liens on any portion of the Property;

iii.

the misapplication of proceeds of insurance covering any portion of the Property; or proceeds of the sale or condemnation of any portion of the Property;

iv.

causing or permitting waste to occur in, on or about the Property and failure to maintain the Property, excepting ordinary wear and tear;

v.

the return to Lender of all unearned advance rentals and security deposits, if any, that have been paid by tenants of the Property to the extent that such fees have not been refunded to or forfeited by such tenants;

vi.

the return to Lender of any and all fees paid to Borrower by any tenant of the Property which fees permit the tenant to terminate its lease;

vii.

loss by fire or any other casualty to the extent not compensated by insurance proceeds collected by Lender;

viii.

the return of, or reimbursement for, all Fixtures and Personal Property (as defined in the Deed of Trust) owned by Borrower taken from the Property by or on behalf of Borrower, out of the ordinary course of business, and not replaced by items of equal or greater value than the original value of the Fixtures and Personal Property so removed;

ix.

all court costs and Reasonable Attorneys’ Fees (as hereinafter defined) actually incurred which are provided for in this Note or in any of the other Loan Documents;

x.

(i) the removal of any chemical, material or substance in excess of legal limits, excluding any hazardous material occurring as a result of milling operations to which exposure is prohibited, limited, or regulated by any federal, state, county, or local authority which may or could pose a hazard to the health and safety of the occupants of the Property, regardless of the source of origination; (ii) the restoration of the Property to comply with all governmental regulations pertaining to hazardous waste found in, on or under the Property, regardless of the source of origination; and (iii) any indemnity or other agreement to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs and expenses of any and every kind arising as a result of the existence and/or removal of Hazardous Materials (as defined in the Deed of Trust) and from the violation of Hazardous Waste Laws (as defined in the Deed of Trust).  Borrower shall not be liable hereunder if the Property becomes contaminated subsequent to Lender’s acquisition of the Property by foreclosure or acceptance of a deed in lieu thereof or subsequent to any transfer of ownership of the Property which was approved or authorized by Lender pursuant to the Deed of Trust, provided that such transferee assumes in writing all obligations of Borrower under the Loan Documents pertaining to Hazardous Materials.  Liability under this subparagraph shall extend beyond repayment of this Note and compliance with the terms of the Deed of Trust unless Borrower at such time provides Lender with an environmental assessment report acceptable to Lender, in its sole discretion, showing the Property to be free of Hazardous Materials and not in violation of Hazardous Waste Laws.  The burden of proof under this subparagraph with regard to establishing the date upon which such Hazardous Materials were placed or appeared in, on or under the Property shall be upon Borrower.

xi.

amounts under any letter of credit and any renewals and/or replacements thereof supplied by Borrower to Lender in connection with this Note or the loan evidenced and secured by the Loan Documents in the event that the bank issuing such letter of credit becomes insolvent, files or has filed against it any bankruptcy or similar proceeding or is closed (either temporarily or permanently), or placed in receivership, conservatorship or liquidation by the Federal Deposit Insurance Corporation, Resolution Trust Corporation or any other local, state or federal government agency or otherwise fails or refuses to honor such letter of credit; and

xii.

all amounts payable for all state documentary stamp taxes and intangible personal property taxes, if any, which may be levied or assessed against this Note, the Deed of Trust or any of the other Loan Documents, together with all interest thereon and penalties or charges in connection therewith.

xiii.

The obligations of Borrower in subparagraphs 8a through 8bxiii above, except as specifically provided in subparagraphs 8xi and 8xii, shall survive the repayment of this Note, and satisfaction of the Deed of Trust.

9.

Full Recourse.  Notwithstanding any provisions in this Note to the contrary including, without limitation, the provisions set forth in the section captioned “Exculpation” above, Borrower shall be personally liable for the entire indebtedness evidenced by this Note if Borrower violates the covenant restricting transfers of interest in the Property or transfers of ownership interests in Borrower as set forth in the Deed of Trust.

10.

Time Of The Essence:  Time is of the essence with respect to every provision hereof.

11.

Inconsistencies:  In the event of any inconsistencies between the terms of this Note and the terms of any other Loan Document, the terms of this Note shall prevail.

12.

Waiver of Right By Trial:  BORROWER AND LENDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION  OR CAUSE OF ACTION (a) ARISING UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATIONS, ANY PRESENT OR FUTURE MODIFICATION HEREOF OR THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOT EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO THE WAIVER OF ANY RIGHT BORROWER MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

13.

Captions.

13.1

The captions set forth at the beginning of the various paragraphs of this Note are for convenience only and shall not be used to interpret or construe the provisions of this Note.

13.2

As used herein, the phrase “Reasonable Attorneys’ Fees” shall mean fees charged by attorneys selected by Lender based upon such attorneys’ then prevailing hourly rates as opposed to any statutory presumption specified by any statute then in effect in the State of Idaho.

THE PROVISIONS of this Note shall be governed by and construed in accordance with the laws of the State of Idaho and if controlling, by the laws of the United States and shall be binding upon Borrower, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns.

IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

BORROWER:

SILVER FALCON MINING, INC., a Delaware

corporation

By:______________________________________

Pierre Quilliam, President